                                                                    EXHIBIT T3-F

                             CROSS-REFERENCE TABLE*

TRUST INDENTURE ACT SECTION                                                                          INDENTURE SECTION
---------------------------                                                                          -----------------
310(a)(1)......................................................................................................7.10
(a)(2) ........................................................................................................7.10
(a)(3).........................................................................................................N.A.
(a)(4).........................................................................................................N.A.
(a)(5).........................................................................................................7.10
(b)............................................................................................................7.10
(c)............................................................................................................N.A.
311(a).........................................................................................................7.11
(b)............................................................................................................7.11
(c)............................................................................................................N.A.
312(a).........................................................................................................2.05
(b)...........................................................................................................13.03
(c)...........................................................................................................13.03
313(a).........................................................................................................7.06
(b)............................................................................................................N.A.
(b)(1).........................................................................................................N.A.
(b)(2)...................................................................................................7.06; 7.07
(c).....................................................................................................7.06; 13.02
(d)............................................................................................................7.06
314(a)(1)......................................................................................................N.A.
(a)(2).........................................................................................................N.A.
(a)(3).........................................................................................................N.A.
(a)(4)........................................................................................................13.05
(b)(1).....................................................................................................10.02(b)
(b)(2).....................................................................................................10.02(d)
(c)............................................................................................................N.A.
(d)..................................10.03(c); 10.05(a), (b)(iii), (d)(iii), (e)(iii); 11.02(b); 11.03(b); 11.04(c)
(e)...........................................................................................................13.05
(f)............................................................................................................N.A.
315(a).........................................................................................................N.A.
(b)............................................................................................................N.A.
(c)............................................................................................................N.A.
(d)............................................................................................................N.A.
(e)............................................................................................................N.A.
316(a).........................................................................................................N.A.
(b)............................................................................................................N.A.
(c)...........................................................................................................13.06
317............................................................................................................N.A.
318(a).........................................................................................................N.A.
(b)............................................................................................................N.A.
(c)...........................................................................................................13.01

N.A. means not applicable.

* This Cross-Reference Table is not part of the Indenture.